                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 AKORN, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 AKORN, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                  AKORN, INC.

                              2500 MILLBROOK DRIVE
                         BUFFALO GROVE, ILLINOIS 60089
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 13, 1999
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS OF AKORN, INC.:

       The annual meeting of shareholders of Akorn, Inc. (the "Company") will be held at 10:00 a.m. local time, on Thursday, May 13, 1999 in the first floor auditorium at 100 Tri-State International, Lincolnshire, Illinois for the following purposes, as more fully described in the accompanying proxy statement:

       1. To elect a board of four directors.

       2. To transact such other business as may properly come before the meeting and any adjournments thereof.

       The Board of Directors has fixed the close of business on March 29, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and all adjournments thereof.

       Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE. Furnishing the enclosed proxy will not prevent you from voting in person at the meeting should you wish to do so.
                                   By Order of the Board of Directors

                                   Rita J. McConville
                                   ---------------------------------------------
                                   Rita J. McConville
                                   Secretary

Buffalo Grove, Illinois
April 11, 1999

                                  AKORN, INC.
                              2500 MILLBROOK DRIVE
                         BUFFALO GROVE, ILLINOIS 60089

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 13, 1999

       This proxy statement is furnished to shareholders of Akorn, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at its annual meeting of shareholders to be held at the date, time and place set forth in the accompanying notice and at any adjournments thereof (the "Meeting"). The date of this Proxy Statement is April 11, 1999.

       On March 29, 1999, the record date for determining shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), the Company had outstanding 18,176,074 shares of common stock, each of which is entitled to one vote on all matters to be considered at the Meeting. No shares of preferred stock were outstanding as of the Record Date.

       Shares represented by all properly executed proxies on the enclosed form received in time for the Meeting will be voted at the Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Unless revoked, the proxy will be voted as specified and, if no specifications are made, will be voted in favor of the proposed nominees as described herein.

       The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefax and telegraph. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward solicitation materials to the beneficial owners of the shares of common stock of the Company; upon request, the Company will reimburse such persons for reasonable out-of-pocket expenses incurred in connection therewith.

                             ELECTION OF DIRECTORS

       The Company's by-laws provide for a Board of four directors and only four directors can be elected at the Meeting. The Board of Directors has nominated four candidates for election at the Meeting and recommends that shareholders vote FOR the election of all four nominees.

       Proxies cannot be voted for more than four candidates. In the absence of contrary instructions, the proxy holders will vote for the election of the four nominees listed below. In the unanticipated event that one or more of such persons is unavailable as a candidate for director, the persons named in the accompanying proxy will vote for another candidate nominated by the Board of Directors.

       The following table sets forth, as of March 29, 1999, the age, principal occupation and employment, position with the Company, directorships in other public corporations, and year first elected a director of the Company, of each individual nominated for election as director at the meeting. Unless otherwise indicated, each nominee has been engaged in the principal occupation or occupations shown for more than the past five years.

                                           Principal Occupation
                                           and Directorships in                                          Director
            Name and Age                 Other Public Corporations                                        Since
            ------------                 -------------------------                                       --------
Floyd Benjamin, 56                       President and Chief Executive Officer of the Company              1996
                                         since November 1998; Executive Vice President of the
                                         Company and President of Taylor Pharmaceuticals, Inc. (a
                                         subsidiary of the Company) from May 1996 to November
                                         1998; president of Pasadena Research Laboratories, Inc.
                                         ("PRL") from October 1994 to May 1996 and consultant to
                                         PRL from October 1993 to October 1994; president and
                                         chief executive officer of Neocrin, Inc. (biomedical
                                         venture capital company) from February 1992 to October
                                         1993; prior to February 1992, chief operating officer of
                                         Lyphomed, Inc. (injectable pharmaceuticals)

Daniel E. Bruhl, M.D., 56                Ophthalmologist; President of the Surgery Center of Fort          1983
                                         Worth and director of Medsynergies, Inc., (private
                                         ophthalmology practice management company); director of
                                         Surgical Care Affiliates (outpatient surgery center
                                         company), from 1983 to 1996, when it merged with
                                         Healthsouth Corporation

Doyle S. Gaw, 67                         Private investor                                                  1975

John N. Kapoor, Ph.D., 55                Chief Executive Officer of the Company from May 1996 to           1991
                                         November 1998; Chairman of the Board of the Company since
                                         May 1995 and from December 1991 to January 1993, and
                                         acting Chairman of the Board of the Company from April
                                         1993 to May 1995; chairman of the Board of Option Care,
                                         Inc. (infusion services and supplies); chief executive
                                         officer of Option Care, Inc. from August 1993 to April
                                         1996; president of E.J. Financial Enterprises, Inc.,
                                         (venture capital company), since April 1990; director of
                                         Unimed, Inc. and NeoPharm, Inc. (specialty pharmaceutical
                                         companies)

       During the year ended December 31, 1998, the Board of Directors of the Company held four meetings. The Board of Directors has an Audit Committee, of which Dr. Bruhl and Mr. Gaw are members, and a Compensation Committee, of which Dr. Bruhl and Mr. Gaw are members. The Board of Directors does not have a Nominating Committee. The Audit Committee, which met twice during 1998, is responsible for consulting with the independent auditors with regard to the plan of audit, reviewing the plan and the results of audits of the Company by its independent auditors and discussing audit recommendations with management and reporting the results of its reviews to the Board of Directors. The Compensation Committee met once during 1998 to review various compensation matters with respect to executive officers and directors. The composition of Board committees is reviewed and determined each year at the initial meeting of the Board after the annual meeting of shareholders.

       For services as Chairman of the Board and as a consultant to the Company, Dr. Kapoor receives a fee of $50,000 per year. Each other director who is not a salaried officer or consultant of the Company receives a fee for his services as a director of $1,000 per regular meeting of the Board of Directors, $250 per telephone meeting and $500 per committee meeting, plus reimbursement of his expenses related to those services. In addition, the chairman of each committee (other than Dr. Kapoor) receives an annual fee of $2,500.

       All directors of the Company participate in the Company's Stock Option Plan for Directors, pursuant to which each director of the Company is granted an option to acquire 5,000 shares of Company common stock on the day after each annual meeting of shareholders at which he is elected to serve as a director. Any director appointed between annual meetings is entitled to receive a pro rata portion of an option to acquire 5,000 shares. The Compensation Committee may, in its sole discretion, grant an option to purchase up to 100,000 shares to a person who is not already a director and who becomes a director at any time; no member of the Compensation Committee is eligible to be granted such an option and any director who has been granted such an option is not permitted to serve on the Compensation Committee for one year after such grant. Options granted under the plan vest immediately and expire five years from the date of grant. The option exercise price for all options granted under the plan is the fair market value of the shares covered by the option at the time of the grant.

       Under agreements between the Company and the John N. Kapoor Trust, an entity controlled by Dr. Kapoor (the "Trust"), the Trust is entitled to designate two individuals to be nominated and recommended by the Company's Board of Directors for election as a director. The Trust has designated only Dr. Kapoor for this purpose and is not expected to designate a second individual for nomination as a director prior to the Meeting.

                               BENEFICIAL OWNERS

       As of March 29, 1999, the following persons were directors or named executive officers with beneficial ownership. Dr. Kapoor is the only person known to the Company to be the beneficial owner of five percent or more of the Company's common stock. His address is 225 East Deerpath, Suite 250, Lake Forest, Illinois 60045. The information set forth below has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 based upon information furnished by the persons listed.

                    Beneficial Owner                         Shares Beneficially Owned    Percent of Class
                    ----------------                         -------------------------    ----------------
DIRECTORS AND NOMINEES
Floyd Benjamin                                                         625,417(1)               3.21%
Daniel E. Bruhl, M.D.                                                  301,767(2)               1.55%
Doyle S. Gaw                                                           117,360(2)               0.60%
John N. Kapoor, Ph.D.                                                4,403,303(3)              22.63%
NAMED EXECUTIVE OFFICERS(4)
Rita J. McConville                                                      61,789                  0.32%
R. Scott Zion                                                          144,280(5)               0.74%
Directors and officers as a group (6 persons)                        5,653,916(6)              29.06%

(1) Mr. Benjamin's shares are held by a trust of which Mr. Benjamin and his wife are trustees and their child is beneficiary. Includes 158,750 shares issuable pursuant to options granted by the Company directly to Mr. Benjamin.

(2) The reported shares include options to purchase shares. The shares reported for Directors Bruhl and Gaw include options to purchase 5,000 and 20,000 shares, respectively. In addition, Dr. Bruhl's retirement plan holds 64,266 of the listed shares.

(3) Of such 4,403,303 shares, (i) 4,207,400 are owned directly by the John N. Kapoor Trust dated September 20, 1989 (the "Trust") of which Dr. Kapoor is the sole trustee and beneficiary, (ii) 63,600 are owned by a trust, the trustee of which is Dr. Kapoor's wife and the beneficiaries of which are their children, and (iii) 100,703 are issuable pursuant to options granted by the Company directly to Dr. Kapoor.

(4) Mr. Benjamin and Dr. Kapoor are also named executive officers of the Company, and information regarding their beneficial ownership is included in this table under the section, "Directors and Nominees." The shares reported for Ms. McConville and Mr. Zion include options to purchase 56,250 and 133,750 shares, respectively.

(5) Of such 144,280 shares, 8,400 are owned by Mr. Zion's minor children.

(6) Of such 5,653,916 shares, 284,453 are not presently outstanding, but are issuable pursuant to option rights described in the preceding footnotes and 190,000 are issuable pursuant to options held by named executive officers of the Company who are not also directors.

                             EXECUTIVE COMPENSATION

       The following table summarizes the compensation paid by the Company for services rendered during the years ended December 31, 1998 and 1997, the six months ended December 31, 1996 and the fiscal year ended June 30, 1996 to each person who, during 1998, served as the chief executive officer of the Company and to each other executive officer of the Company whose total annual salary and bonus for 1998 exceeded $100,000.

SUMMARY COMPENSATION TABLE

                                                                                  Long-Term
                                                                                 Compensation
                                                                                 ------------
                                         Annual Compensation                      Securities
 Name and Principal    -------------------------------------------------------    Underlying    All Other(1)
      Position                    Time Period               Salary    Bonus(2)   Options/SARs   Compensation
 ------------------               -----------               ------    --------   ------------   ------------
John N. Kapoor,
  Ph.D.(3)             Year ended December 31, 1998         113,397         -       37,500              -
  Chairman             Year ended December 31, 1997          78,750    21,000        5,000         40,000
                       Six months ended December 31, 1996    34,375         -       85,938              -

Floyd Benjamin(4)      Year ended December 31, 1998         211,407   304,493       70,000          5,746
  President and        Year ended December 31, 1997         200,000         -        5,000          2,250
  Chief Executive      Six months ended December 31, 1996   100,000         -       50,000              -
  Officer

R. Scott Zion(5)       Year ended December 31, 1998         189,346    42,603       65,000          9,416
  Senior Vice          Year ended December 31, 1997         175,774    54,000      125,000        101,183
  President

Rita J. McConville(6)  Year ended December 31, 1998         125,673    37,702       30,000          3,726
  Chief Financial      Year ended December 31, 1997          87,351    26,250       45,000            688
  Officer

(1) Represents contributions to the Company's Savings and Retirement Plan, except as indicated in notes (3) and (5).

(2) Represents bonuses awarded for 1997 and 1998 performance paid in 1998 and 1999, except for Mr. Benjamin, whose 1998 bonus was paid in 1998.

(3) During the years ended June 30, 1996 and December 31, 1997, Dr. Kapoor received $50,000 for his services as Chairman, $40,000 of which was waived in exchange for other consideration, as described under "Transactions with Shareholders and Directors." Dr. Kapoor became Chief Executive Officer May 3, 1996. Beginning in July, 1996, Dr. Kapoor has received $68,750 annually for his services as Chief Executive Officer.

(4) Mr. Benjamin became an officer of the Company May 3, 1996.

(5) Mr. Zion became an officer of the Company January 4, 1997. His Other Compensation includes $98,739 for reimbursement of relocation expenses in 1997 and $2,444 and $5,444 auto allowance.

(6) Ms. McConville became an officer of the Company February 28, 1997.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

               Individual Grants                                                     Potential Realizable Value at
------------------------------------------------                                        Assumed Annual Rates of
                                     Number of      Percent of Total                 Stock Price Appreciation for
                                     Securities       Options/SARs      Exercise              Option Term
                                     Underlying        Granted to       or Base     -------------------------------
                                    Options/SARs      Employees in       Price      Expiration      5%        10%
              Name                   Granted(#)       Fiscal Year        ($/Sh)        Date        ($)        ($)
              ----                  ------------    ----------------    --------    ----------     ---        ---
John N. Kapoor, Ph.D                    5,000              1%             8.38       5/18/03      11,569     25,565
                                       32,500              4%             4.06       2/12/03      36,478     80,606
Floyd Benjamin                          5,000              1%             8.38       5/18/03      11,569     25,565
                                       65,000              8%             4.06       2/12/03      72,956    161,213
Rita J. McConville                     30,000              4%             4.06       2/12/03      33,672     74,406
R. Scott Zion                          65,000              8%             4.06       2/12/03      72,956    161,213

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION/SAR VALUES

                                                                          Number of               Value of
                                                                    Securities Underlying    Unexercised in-the-
                                                                         Unexercised           Money Options/
                                                                          Options/               SARs at FY-
                                                                      SARs at FY-End(#)            End($)
                                                         Value      ---------------------    -------------------
                                     Shares Acquired    Realized        Exercisable/            Exercisable/
              Name                   on Exercise(#)       ($)           Unexercisable           Unexercisable
              ----                   ---------------    --------    ---------------------    -------------------
John N. Kapoor, Ph.D.                      --             --               92,578/                214,000/
                                                                            45,860                  75,031
Floyd Benjamin                             --             --               67,500/                137,084/
                                                                            61,250                  73,922
Rita J. McConville                         --             --               30,000/                 62,344/
                                                                            45,000                  74,531
R. Scott Zion                              --             --               78,750/                169,453/
                                                                           111,250                 195,860

EMPLOYMENT AGREEMENTS

       In May 1996 the Company entered into an employment agreement with Mr. Benjamin calling for an annual salary of $200,000, increased annually at the discretion of the Board of Directors, plus bonuses determined by a formula stated in the agreement.

       The agreement terminated January 1, 1999 upon Mr. Benjamin's appointment as President and CEO of Akorn, Inc.

COMPENSATION COMMITTEE INTERLOCKS

       Dr. Bruhl and Mr. Gaw, who comprise the Compensation Committee, are both independent, non-employee directors of the Company.

COMPENSATION COMMITTEE REPORT

       The Compensation Committee of the Board of Directors reviews, analyzes and makes recommendations related to compensation packages for the Company's executive officers, evaluates the performance of the Chief Executive Officer and administers the grant of stock options under the Company's Incentive Compensation Program.

       The Company's executive compensation policies are designed to (a) provide competitive levels of compensation to attract and retain qualified executives,
(b) reward achievements in corporate performance, (c) integrate pay with annual and long-term performance goals and (d) align the interests of executives with the goals of shareholders.

       Compensation paid to Company executives consists of salaries, annual cash incentive bonuses and long-term incentive opportunities in the form of stock options.

Salary

       Dr. John N. Kapoor, the Chairman of the Company's Board of Directors, served as chief executive officer of the Company from May 3, 1996 until November 5, 1998. During fiscal 1996 Dr. Kapoor received no additional compensation for serving as the Company's chief executive officer. Subsequent to June 30, 1996, Dr. Kapoor received an annual salary of $68,750 for his services as chief executive officer. Dr. Kapoor's salary for the six months ended December 31, 1996 and for the years ended December 31, 1998 and 1997, and the salaries of Ms. McConville and Mr. Zion, were determined after considering the executive compensation policies noted above, the impact the executive has on the Company, the skills and experience the executive brings to the job, competition in the marketplace for those skills and the potential of the executive in the job. Mr. Benjamin's salary was fixed in his employment agreement.

Incentive Bonus

       Annual incentive compensation for executive officers during 1998 and 1997 was based on corporate earnings objectives as well as position-specific performance objectives. Mr. Benjamin's employment agreement specified the formula under which he was to be awarded incentive bonuses. Under those criteria, he did not earn a bonus for 1997 but did earn a bonus for 1998. Mr. Benjamin's 1998 bonus was paid in 1998. The bonuses awarded to Dr. Kapoor, Ms. McConville and Mr. Zion, as noted in the compensation table for 1997 and 1998, were paid in 1998 and 1999.

Stock Options

       The Committee's practice with respect to stock options has been to grant options based upon the attainment of Company performance goals and to vest options based on the passage of time. The option grants noted in the compensation table include grants upon initial employment and annual grants as well as grants issued under the Stock Option Plan for Directors to those named executive officers who are also directors.

       It is the responsibility of the Committee to address the issues raised by tax laws under which certain non-performance based compensation in excess of $1 million per year paid to executives of public companies is non-deductible to the Company and to determine whether any actions with respect to this limit need to be taken by the Company. It is not anticipated that any executive officer of the Company will receive any compensation in excess of this limit.

       SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                     DANIEL E. BRUHL, M.D.     DOYLE S. GAW

                               PERFORMANCE GRAPH

       The graph below compares the cumulative shareholder return on the Company's Common Stock for the last five years with the NASDAQ US Index and the NASDAQ Pharmaceutical Index. The graph assumes $100 was invested in December 1993 in the Company Common Stock and the two indices presented. The cumulative total return on the Company's Common Stock for the period presented was 50%. The cumulative returns for the NASDAQ US and the NASDAQ Pharmaceutical were 193% and 83%, respectively.
PERFORMANCE GRAPH

                                                        NASDAQ US                 NASDAQ PHARM                AKRN (AKORN)
                                                        ---------                 ------------                ------------
12/31/93                                                 100.00                      100.00                      100.00
12/31/94                                                  98.00                       75.00                      100.00
12/31/95                                                 138.00                      138.00                       79.00
12/31/96                                                 170.00                      138.00                       60.00
12/31/97                                                 209.00                      143.00                      112.00
12/31/98                                                 293.00                      183.00                      150.00

TOTAL RETURN CHART         12/31/93      12/31/94      12/31/95      12/31/96      12/31/97      12/31/98
---------------------------------------------------------------------------------------------------------
NASDAQ US                    100            98           138           170           209           293
NASDAQ PHARM                 100            75           138           138           143           183
AKRN (AKORN)                 100           100            79            60           112           150

                  TRANSACTIONS WITH SHAREHOLDERS AND DIRECTORS

       For services performed by Dr. Kapoor in connection with the Company's acquisition of Taylor Pharmaceuticals, Inc., the Trust received 125,000 shares of Company common stock which were subject to forfeiture if the market price of the Company common stock did not reach $5.00 by January 15, 1996. In August 1995, the Company, the Trust and Dr. Kapoor entered into an agreement under which (i) the forfeiture period was extended to January 15, 1998, (ii) forfeiture would not occur in the event that persons unaffiliated with Dr. Kapoor acquired beneficial ownership of more than 50% of the outstanding common stock of the Company and (iii) Dr. Kapoor waived his right to receive $40,000 otherwise payable to him by the Company for serving as Chairman of the Board in fiscal 1996. On May 23, 1997, the Company, the Trust and Dr. Kapoor entered into an agreement under which (i) the forfeiture period was extended to January 15, 2000 and (ii) Dr. Kapoor waived his right to receive $40,000 otherwise payable to him by the Company for serving as Chairman of the Board in 1997. On February 20, 1998, the Company's common stock closed at $5.1875, with the result that the above-described forfeiture provision was terminated.

       In connection with the acquisition of Pasadena Research Laboratories, Inc. ("PRL") on May 31, 1996, the Company issued to Mr. Floyd Benjamin, as a shareholder of PRL, 466,667 shares of Company common stock. This amount was determined by arm's length negotiation between the Company and the PRL shareholders.

                  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

       During 1998, Mr. Gaw, a director of the Company, failed to file timely with the Securities and Exchange Commission one Form 4 to report one transaction, as required by Section 16(a) of the Securities Exchange Act of 1934. All such transactions have been reported on amended statements or annual statements on Form 5.

                              INDEPENDENT AUDITORS

       A representative of Deloitte & Touche LLP, the Company's independent auditors for the year ended December 31, 1998, is expected to attend the Meeting, will have an opportunity to make a statement if he wishes to do so and will be available to respond to questions.

                                 OTHER MATTERS

QUORUM AND VOTING

       The presence, in person or by proxy, of a majority of the outstanding shares of common stock of the Company is necessary to constitute a quorum. Shareholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, (i) the election of the four directors to be elected at the Meeting will be determined by plurality vote, that is, the four nominees receiving the largest number of votes will be elected, (ii) a majority of votes actually cast at the Meeting is required to approve the proposal to amend the Company's Amended and Restated Incentive Compensation Program and (iii) a majority of votes actually cast will decide any other matter properly brought before the Meeting for a vote of shareholders. Shares for which proxy authority to vote for any nominee for election as a director is withheld by the shareholder and shares that have not been voted by brokers who may hold shares on behalf of the beneficial owners ("broker non-votes") will not be counted as voted for the affected nominee. With respect to all other matters, shares not voted as a result of abstentions and broker non-votes will not be considered as voted for purposes of determining whether or not a majority of votes were cast for such matters.

OTHER BUSINESS

       Management is unaware of any matter for action by shareholders at the Meeting other than those described in the accompanying notice. The enclosed proxy, however, will confer discretionary authority with respect to any other matter that may properly come before the Meeting, or any adjournment thereof. It is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on any such matter.

SHAREHOLDER PROPOSALS

       Any shareholder who desires to present a proposal qualified for inclusion in the Company's proxy materials for the annual meeting of shareholders to be held in 2000 must forward the proposal in writing to the Secretary of the Company at the address shown on the first page of this proxy statement in time to arrive at the Company no later than September 8, 1999.

                                   By Order of the Board of Directors
                                   Rita J. McConville
                                   Rita J. McConville
                                   Secretary

Buffalo Grove, Illinois
April 11, 1999

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                  AKORN, INC.

       The undersigned hereby constitutes and appoints John N. Kapoor and Rita
J. McConville or either of them proxy for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated below, all of the shares of Common Stock of Akorn, Inc. (the "Company") that the undersigned is entitled to vote held of record by the undersigned on March 29, 1999, at the annual meeting of shareholders of the Company to be held on May 13, 1999 (the "Annual Meeting"), and at all adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.

1. Election of Directors.

   FOR [ ] all nominees listed below (except as marked to the contrary below) WITHHOLD AUTHORITY [ ] to vote for all nominees listed below.

   INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

   Daniel E. Bruhl, M.D.   Floyd Benjamin   Doyle S. Gaw   John N. Kapoor, Ph.D.

2. In their discretion to vote upon such other business as may properly come before the Annual Meeting and any adjournments thereof.

                           (Please See Reverse Side)

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       This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR THE PROPOSALS LISTED OVER. THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

                                      Date:
                                           -------------------------------------

                                      ------------------------------------------
                                      Signature of Shareholder

                                      ------------------------------------------
                                      Signature if held jointly

                                      Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label to the left. When signing as executor, administrator, attorney, trustee, or guardian please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.